LOOMIS SAYLES FUNDS
Loomis Sayles Partners Series

Supplement dated April 1, 1999 to Prospectus dated January 1, 1999

The Loomis Sayles Municipal Bond Fund may invest up to 25% of its total assets in fixed income securities of below investment grade quality (commonly referred to as "junk bonds").